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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): November 13, 2002

                           MAXXAM GROUP HOLDINGS INC.
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-18723
                            (Commission File Number)

                                   69-0518669
                     (I.R.S. Employer Identification Number)

           5847 SAN FELIPE, SUITE 2600                     77057
                 HOUSTON, TEXAS                         (Zip Code)
    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 975-7600

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ITEM 9.  REGULATION FD DISCLOSURE

   In accordance with General Instruction B.2 of Form 8-K, the following information (including the related exhibits) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

   On November 13, 2002, the Registrant furnished to the Securities and Exchange
Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the
certifications of its Chief Executive Officer and Chief Financial Officer
attached hereto as Exhibits 99.1 and 99.2, respectively.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MAXXAM GROUP HOLDINGS INC.
                                                       (Registrant)

Date: November 13, 2002           By:                /s/ Bernard L. Birkel
                                   --------------------------------------------------------
                                                     Bernard L. Birkel
                                      Secretary and Senior Assistant General Counsel

                                  EXHIBIT INDEX

Exhibit 99.1:  Certification of Chief Executive Officer

Exhibit 99.2:  Certification of Chief Financial Officer